UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2017

InfuSystem Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35020	20-3341405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

31700 Research Park Drive

Madison Heights, Michigan 48071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 291-1210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 14, 2017, InfuSystem Holdings, Inc. issued a press release announcing that the Company will hold its 2017 Annual Meeting of Stockholders on June 22, 2017 at 10:00 a.m. Eastern Time at the Company’s offices at 11130 Strang Line Rd., Lenexa, Kansas 66215. A copy of the press release is furnished as an exhibit to this Form 8-K.

Because the expected date of the 2017 Annual Meeting represents a change of more than 30 days from the anniversary of the Company’s 2016 annual stockholders’ meeting, the Company has set a new deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2017 Annual Meeting. To be considered for inclusion, such proposals must be received in writing by the Company before the close of business on April 24, 2017.

Proposals must also comply with the applicable requirements of Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in Company-sponsored proxy materials and other applicable laws. The April 24, 2017 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c)(1) of the Exchange Act.

Additionally, for a stockholder to bring business before the 2017 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a director, it must provide timely notice within the applicable time period set forth in the advance notice provisions of the Company’s Bylaws (the “Bylaws”). The Bylaws provide that the Secretary of the Company must receive written notice at the principal executive offices of the Company no later than 60 days (April 23, 2017) prior to the meeting date or 10 days (April 24, 2017) following the announcement of the meeting date and the stockholder must otherwise comply with the requirements set forth in the Bylaws.

Any stockholder proposal for inclusion in the Company’s proxy materials, notice of proposed business to be brought before the 2017 Annual Meeting, or director nomination should be sent to the Company’s Secretary at the Company’s principal executive offices located at 11130 Strang Line Rd., Lenexa, Kansas 66215.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

99.1	Press Release of InfuSystem Holdings, Inc. announcing the 2017 Annual Meeting of Stockholders dated April 14, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ Trent N. Smith
Trent N. Smith
Executive Vice-President &
Chief Accounting Officer

Dated: April 14, 2017

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release of InfuSystem Holdings, Inc. announcing the 2017 Annual Meeting of Stockholders dated April 14, 2017.